UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2010

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 10, 2010, we issued a press release in which we provided information regarding (i) our estimated 2009 net loss, (ii) our estimated cash, cash equivalents and marketable securities balance as of December 31, 2009 and (iii) the number of outstanding shares of capital stock and principal amount of our convertible subordinated notes as of December 31, 2009.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description of Document

99.1	Press Release, dated January 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: January 11, 2010	/s/ Kenneth S. Boger
Kenneth S. Boger
Senior Vice President and General Counsel